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                                                                   EXHIBIT 10.30

Prepared by and after recording, return to:

Rex A. Palmer, Esq.
Mayer, Brown & Platt
190 S. LaSalle Street
Chicago, IL 60603


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                              SECOND AMENDMENT TO
                GEORGIA LEASE SUPPLEMENT NO. ONE AND SHORT FORM

         THIS SECOND AMENDMENT TO GEORGIA LEASE SUPPLEMENT NO. ONE (this "Amendment") dated as of December 30, 1999 between SUNTRUST BANKS, INC., with an address at 303 Peachtree Street, Atlanta, Georgia 30308, as the lessor (the "Lessor"), and CHOICEPOINT INC., with an address of 1000 Alderman Drive, Alpharetta, Georgia 30005, a Georgia corporation, as lessee (the "Lessee").

         WHEREAS, Lessor and Lessee entered into a Lease Supplement No. One and Short Form as heretofore amended, (the "Original Lease Supplement"), dated as of July 31, 1997 which was recorded on August 4, 1997 in Deed Book 22914 at Page 15 in the Fulton County, Georgia Records and which related to the real estate described on Exhibit A hereto and which has been amended by a First Amendment dated September 30, 1998, which was recorded on October 1, 1998 in Deed Book 25269 at Page 264;

         WHEREAS, the Lessor and Lessee wish to amend the Lease Supplement in certain respects;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Section 3.2 of the Lease Supplement and Article XI of the Lease are amended by increasing the maximum principal amount of the Lessee Liabilities to Twenty-Six Million Seven Hundred Thousand and No/100 Dollars ($26,700,000.00).


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         2. Exhibit A to the Lease Supplement is amended to add the property described on Exhibit B to this Amendment (the "1999 Land").

         3. The 1999 Land shall be included within the meaning of the term "Subject Property" as such term is used in the Original Lease Supplement and in the other Operative Documents (defined for purposes hereof as in the Original Lease Supplement). The 1999 Land shall be a Leased Property under the Lease and the other Operative Documents (defined for purposes hereof as in the Original Lease Supplement). Notwithstanding the provisions of Section 14.1 and 14.6 of the Lease that any exercise by the Lessee of the Purchase Option or the Remarketing Option thereunder must be made with respect to all of the Leased Properties, the Lessee may exercise the Purchase Option or the Remarketing Option with respect to the 1999 Land in accordance with the provisions of the Lease separately from its exercise of either such option with respect to the other Leased Property or Leased Properties under the Lease and the Lessee may exercise a different option with respect to the 1999 Land than it exercises with respect to the other Leased Property or Leased Properties.

         4. Except as specifically modified hereby, the terms and provisions of the Lease and the Lease Supplement are hereby ratified and confirmed and remain in full force and effect. The terms of the Lease (as amended by the Lease Supplement and this Amendment) are by this reference incorporated herein and made a part hereof.

         5. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF GEORGIA.

         6. This Amendment may be executed in any number of counterparts and by each of the parties hereto in separate counterparts, all such counterparts together constituting but one and the same instrument.


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         IN WITNESS WHEREOF, each of the parties hereto has caused this
Amendment to be duly executed by an officer thereunto duly authorized as of the date and year first above written.

Signed, sealed and delivered                       SUNTRUST BANKS, INC., as the
before me this 29th day of                         Lessor
December, 1999.

/s/ Phillip J. Potter                              By: /s/ Daniel S. Komitor
Unofficial Witness                                 Name: Daniel S. Komitor
                                                   Title: Vice President


/s/ Shirley D. Walton
Notary Public, Fulton County, Georgia

[NOTARIAL SEAL]

My Commission Expires: August 18, 2002


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Signed, sealed and delivered                        CHOICEPOINT INC., as the
before me this 29th day of                          Lessee
December, 1999.

                                                    By: /s/ J. Michael deJanes
/s/ Mary M. Young                                   Name: J. Michael deJanes
Unofficial Witness                                  Title: General Counsel and
                                                           Sec.


/s/ Linda D. Bruffy
Notary Public

[NOTARIAL SEAL]

My Commission Expires:

March 13, 2000
-----------------------------------


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                                   EXHIBIT A

ALL THAT TRACT OF LAND lying and being in Land Lots 1046, 1047, 1108 and 1109 of the 2nd District, 1st Section, City of Alpharetta, Fulton County, and being more particularly described as follows:

Beginning at an iron pin set on the intersection of the northerly right-of-way of Windward Parkway (135' R/W) and the westerly right-of-way of Alderman Drive (R/W Varies), THENCE along said right-of-way of Windward Parkway, the following two (2) courses and distances: South 53 degrees 55 minutes 56 seconds West for a distance of 559.08 feet to a point, and along a curve to the right having a radius of 3178.45 feet and an arc length of 322.12 feet, being subtended by a chord of South 56 degrees 50 minutes 08 seconds West for a distance of 321.92 feet to a point, THENCE leaving said right-of-way and running North 33 degrees 41 minutes 39 seconds West for a distance of 101.93 feet to a point, THENCE North 44 degrees 10 minutes 01 seconds West for a distance of 137.48 feet to a point, THENCE North 35 degrees 53 minutes 57 seconds West for a distance of
148.57 feet to a point, THENCE North 38 degrees 42 minutes 59 seconds West for a distance of 83.51 feet to a point, THENCE North 34 degrees 56 minutes 47 seconds West for a distance of 463.99 feet to a point, THENCE North 26 degrees 26 minutes 34 seconds West for a distance of 218.78 feet to a point set, THENCE North 14 degrees 29 minutes 25 seconds West for a distance of 114.90 feet to a point, THENCE North 15 degrees 45 minutes 02 seconds West for a distance of
636.39 feet to a point, THENCE North 21 degrees 22 minutes 20 seconds West for a distance of 246.03 feet to a point, THENCE North 86 degrees 40 minutes 35 seconds East for a distance of 691.19 feet to an iron pin found on the westerly right-of-way of Alderman Drive, thence along Alderman Drive the following courses and distances: Along a curve to the left having a radius of 524.50 feet and an arc length of 438.64 feet, being subtended by a chord of South 37 degrees 16 minutes 26 seconds East for a distance of 425.97 feet to a point, THENCE South 61 degrees 13 minutes 57 seconds East for a distance of 186.24 feet to a point, THENCE along a curve to the right having a radius of 475.00 feet and an arc length of 93.22 feet, being subtended by a chord of South 55 degrees 36 minutes 58 seconds East for a distance of 93.07 feet to a point, THENCE South 50 degrees 00 minutes 00 seconds East for a distance of 195.25 feet to a point, THENCE along a curve to the right having a radius of 475.50 feet and an arc length of 365.79 feet, being subtended by a chord of South 27 degrees 57 minutes 44 seconds East for a distance of 356.83 feet to a point, THENCE South 05 degrees 55 minutes 28 seconds East for a distance of 117.60 feet to a point, THENCE along a curve to the left having a radius of 524.50 feet and an arc length of 275.95 feet, being subtended by a chord of South 20 degrees 59 minutes 46 seconds East for a distance of 272.78 feet to a point, THENCE South 36 degrees 04 minutes 04 seconds East for a distance of 104.10 feet to an iron pin set, THENCE along a curve to the right having a radius of
39.50 feet and an arc length of 62.05 feet, being subtended by a chord of South 08 degrees 55 minutes 56 seconds West for a distance of 55.85 feet to an iron pin set and the Point of Beginning.

Together with and subject to covenants, easements, and restrictions of record. Said property contains 40.8247 acres more or less.


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The above-described property is shown on and described according to that certain ALTA/ACSM Survey prepared by Bailey Engineering Associates, Inc. dated June 26, 1997, last revised July 29, 1997.